UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Reg. §240.14c-101

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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BLACKSTAR ENTERPRISE GROUP, INC.

 (Name of Registrant as Specified in Its Charter)

Not Applicable

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BLACKSTAR ENTERPRISE GROUP, INC.

4450 Arapahoe Ave., Suite 100, Boulder, CO 80303

NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS

__________________, 2024

To the Shareholders of BlackStar Enterprise Group, Inc.:

This information statement is being provided on behalf of the board of directors (the “Board”) of BlackStar Enterprise Group, Inc. (the “Company”) to record holders of shares of our common stock (“Shareholders”) as of the close of business on the record date of December 13, 2024. This information statement provides notice that the Board has recommended, and the holder of a majority of the voting power of our outstanding common stock has voted, to approve the following items:

Proposal: To authorize an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital to 6,010,000,000 shares comprising 6,000,000,000 shares of Common Stock par value $.001 per share and 10,000,000 shares of Preferred Stock par value $0.001 per share. (This action requires an amendment to the Certificate of Incorporation).

This information statement describes, in more detail, the actions being taken and the circumstances surrounding the Board’s recommendation of the actions.

The Company will need to file the Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State in order for the Certificate of Amendment to become effective. Under federal securities rules and regulations, we may not file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement to our Stockholders. The Company intends to file the Certificate of Amendment as soon as practicable following the expiration of such 20-day period, however, our Board reserves the right not to proceed with the amendment at any time before the filing of the Certificate of Amendment.

The Company will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it.

Only one information statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a shareholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to the Company’s principal executive offices stating your name, your shared address and the address to which the Company should direct the additional copy of the information statement or by calling the Company’s principal executive offices. If multiple shareholders sharing an address have received one copy of the Notice of Internet Availability and would prefer the Company mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to the Company’s principal executive offices.

The information statement is being provided to you for informational purposes only. Your vote is not required to approve the actions described above. This information statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one. The approximate mailing date of this information statement is ___________, 2024. We appreciate your continued interest in BlackStar Enterprise Group, Inc.

Very truly yours,

____________________________

Joseph Kurczodyna, CEO

INFORMATION STATEMENT

OF

BLACKSTAR ENTERPRISE GROUP, INC.

4450 Arapahoe Ave., Suite 100, Boulder, CO 80303

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

_____________, 2024

The Board of the Company determined that it was in the best interest of the Company and its shareholders to take the following actions:

Proposal 1: To authorize an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital to 6,010,000,000 shares comprising 6,000,000,000 shares of Common Stock par value $.001 per share and 10,000,000 shares of Preferred Stock par value $0.001 per share. (This action requires an amendment to the Certificate of Incorporation).

THE COMPANY AND THE PROPOSALS

The Company’s mailing address is 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303 and our telephone number is (303) 500-3210.

Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company’s most recent quarterly (Form 10-Q) and annual filings (Form 10-K) with the Securities and Exchange Commission at www.sec.gov. Copies of the Company’s periodic reports are available upon request to: Joseph Kurczodyna, Chief Executive Officer, BlackStar Enterprise Group, Inc., 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303.

The Majority Shareholder of BlackStar Enterprise Group, Inc. submitted written consent to the shareholder resolutions described in this Information Statement on or about December 2, 2024 to be effective on or about 20 days after the date of mailing. As of December 2, 2024, the Majority Shareholder beneficially holds of record 109,119,369 shares (assumes the conversion of the 1,000,000 Class A Preferred shares beneficially owned by International Hedge Group, Inc.) of common stock issued and outstanding. As of December 2, 2024, the voting rights of the Majority Shareholder was equal to at least 60% of the total voting rights because of the super majority voting preference attached to the Class A Super Majority Voting Preferred Stock. Class A Super Majority Voting Preferred Stock, of which International Hedge Group, Inc., our parent company owns 100%, has that number of votes equal to that number of common shares which is not less than 60% of the vote required to approve any action and has the right to convert all of the Class A Preferred Convertible Stock (1,000,000 shares) into shares of Common Stock of the Company, on the basis of 100 common shares for each share of Class A Preferred Stock. The Majority Shareholder, International Hedge Group, Inc., is controlled by our Chief Executive Officer and director, Joseph Kurczodyna. The remaining outstanding shares of common stock are held by approximately 363 other shareholders of record.

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The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholder has consented to the shareholder resolution described in this Information Statement by a written consent. The affirmative vote of the holder of a majority of the outstanding common stock of the Company is required to adopt the proposal described in this Information Statement. Delaware law does not require that the proposed transaction be approved by a majority of the disinterested shareholders.

The Majority Shareholder submitted written consent to the shareholder resolution described in this Information Statement on or about December 2, 2024, to be effective upon a date specified in the filing of an amendment to our Certificate of Incorporation with the Secretary of State.

PROPOSAL ADOPTED BY SHAREHOLDER ACTION BY WRITTEN CONSENT

PROPOSAL:

TO AUTHORIZE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL TO SIX BILLION, TEN MILLION (6,010,000,000) SHARES COMPRISING SIX BILLION (6,000,000,000) SHARES OF COMMON STOCK PAR VALUE $.001 PER SHARE AND TEN MILLION (10,000,000) SHARES OF PREFERRED STOCK PAR VALUE $0.001 PER SHARE. (THIS ACTION REQUIRES AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION.)

A copy of the proposed Certificate of Amendment to the Certificate of Incorporation effecting the increase in authorized common shares is attached as Exhibit A to this Information Statement (the “Certificate of Amendment”).

The Certificate of Amendment will be effective upon the filing with the Secretary of the State of Delaware (the “Effective Date”). The Corporation’s Common Stock are subject to quotation on the OTC Pink, under the symbol “BEGI”.

Our Majority Shareholder has approved an increase in the number of shares of authorized common stock from two billion (2,000,000,000) to six billion (6,000,000,000). The effective date of the increase in authorized common stock will be approximately 20 days following the date of the mailing of this Information Statement. This requires an Amendment to the Certificate of Incorporation to accomplish the increase in authorized shares.

Due to the current number of issued and outstanding shares of common stock as of November 26, 2024 (1,854,894,873) compared to the authorized of 2,000,000,000 common shares, and with the need to provide shares of common stock upon conversion of several outstanding convertible promissory notes and debt conversions, the Company is poorly positioned under its current number of authorized shares and market share price.

On October 30, 2024, a settlement agreement with Continuation Capital, Inc. (“CCI”) for the purchase of $861,539.26 of debt owed to BlackStar’s creditors was approved in Florida State court in compliance with the terms of Section 3(a)(10) of the Securities Act of 1933, as amended. Under the terms of the Settlement Agreement and Stipulation, CCI agreed to purchase the bona fide and outstanding and unpaid creditor claims in exchange for shares of BlackStar’s common stock. The Company will additionally issue 60,200,000 freely trading shares pursuant to Section 3(a)(10) of the Securities Act to CCI as a settlement fee. Details of the debt consolidation can be found in the current report on Form 8-K filed November 5, 2024 for details regarding the transaction. In order to provide shares of common stock in the above transaction, the Company needs to increase the authorized shares of common stock from 2,000,000,000 to 6,000,000,000. There are no further pending private offerings of shares, nor are there any pending acquisitions for which shares are committed to be issued.

We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and it impairs the potential ability of the Company to raise capital by issuing new shares due to the low price.

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ADVANTAGES AND DISADVANTAGES OF INCREASING AUTHORIZED COMMON STOCK

There are certain advantages and disadvantages of increasing the Company’s authorized common stock. The advantages include:

•	The ability to issue shares of the Company’s Common Stock in exchange for the Company’s debt.
•	The ability to raise capital by issuing capital stock under future financing transactions, if any.
•	To have shares of common stock available to pursue business expansion opportunities, if any.

The disadvantages include:

•	Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.
•	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company’s Board of Directors, at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

AUTHORIZED SHARES

As of November 26, 2024, we had 2,000,000,000 shares of authorized Common Stock and 1,854,894,873 shares of Common Stock issued and outstanding together with 10,000,000 shares of Preferred Stock authorized and 1,000,000 shares outstanding. Following the increase in authorized shares proposed by the Company’s Board of Directors, we will have 6,000,000,000 shares of authorized Common Stock and 1,854,894,873 shares of Common Stock issued and outstanding together with 10,000,000 shares of Preferred Stock authorized and 1,000,000 shares outstanding. Authorized but unissued shares will be available for issuance, and we may issue such shares in the future. If we issue additional shares, the ownership interest of holders of the Company’s Common Stock will be diluted.

ACCOUNTING MATTERS

There will be no changes to the Company’s balance sheet and stated capital will be unchanged.

VOTES FOR THE PROPOSAL

Joseph Kurczodyna, CEO and Director and a shareholder in our Company, beneficially owns approximately 0.49% of our common stock (not including the Class A Super Majority Voting Preferred stock conversion rights) and full voting control of 100% of our Class A Super Majority Voting Preferred stock which has that number of votes equal to that number of common shares which is not less than 60% of the vote required to approve any action. Mr. Kurczodyna approved an Amendment by written consent in lieu of a special meeting of our shareholders to increase the authorized common stock of the Company.

This action was approved on December 2, 2024 by our Board of Directors. The Company’s Board of Directors has fixed December 13, 2024 as the record date (the “Record Date”), for determining the holders of its voting capital stock entitled to notice of these actions and receipt of this Information Statement.

This requires an amendment to our Certificate of Incorporation.

We believe that the increase of authorized shares of common stock in our Certificate of Incorporation is in the best interest of our corporation. A copy of the proposed Certificate of Amendment to the Certificate of Incorporation effecting the increase is attached as Exhibit A to this Information Statement (the “Certificate of Amendment”).

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MANAGEMENT INFORMATION

Biographical Information on Officers and Directors and Significant Employees

The following table sets forth the names, ages, and positions with us for each of our directors and officers as of December 2, 2024.

Name	Age	Position
Joseph E. Kurczodyna	70	Chief Executive Officer, Chief Financial Officer, and Director

Robert LaPointe, Jr.	74	Director

Joseph E. Kurczodyna, Chief Executive Officer, Chief Financial Officer, and Director

Working with various Commodity and Stock brokerage firms in Chicago and Denver Mr. Kurczodyna began his career in 1977 trading Bonds and T-Bill futures. In the 1980’s, he focused on underwriting early-stage companies. As a principle with Mills Financial, a registered Broker Dealer with the SEC and NASD, he underwrote and syndicated the Western International Gold & Silver (WIGS) in 1984. In 1991, Mr. Kurczodyna purchased Mills Financial and was the firm’s President and General Principle. While leading Mills Financial, he underwrote and funded several private placements and IPO’s. In 1998, Mills was the lead underwriter for United Financial Mortgage Corp. (UFMC), which was eventually listed on the American Stock Exchange. From 2004 to 2009, Mr. Kurczodyna was the CEO of Capital Merchant Bank LLC, an independent investment banker. From 2006-2008 he acted as the CFO and Director of OnMedia International. In 2009, Mr. Kurczodyna founded Patriot Mortgage Acceptance Corp. a private mortgage company. Mr. Kurczodyna is CFO, Director, and controlling shareholder of International Hedge Group Inc. (IHG). In 2016, IHG acquired common stock and 1,000,000 Class A Super Majority Voting Preferred shares in BlackStar Enterprise Group, Inc. As of December 2, 2024, IHG owned 4,792,702 shares of common stock and 1,000,000 Class A Super Majority Voting Preferred shares in BlackStar Enterprise Group, Inc., and Mr. Kurczodyna is the controlling shareholder of IHG through his super majority voting preferred shares.

Robert LaPointe, Jr., Director

Mr. LaPointe began his career as an aerospace engineer with Ball Aerospace in 1988, where he remained until his retirement in 2016, though he continues to work there part time. Mr. LaPointe also served as vice president of a small company, Dataflow Technologies, that designed data acquisition systems for energy monitoring in buildings from 1982 to 1988. Throughout his career, Mr. LaPointe also did nuclear research, was in chemical operations at Syntex Corp for production of pharmaceuticals, and has a background in ranching, farming, and construction. Mr. LaPointe brings to the Company experience in both large and small corporations and his strengths include scientific research and technology. Mr. LaPointe holds Bachelor of Science in Chemistry and Physiology (Colorado State University), and a Master of Science in Electrical Engineering (University of Idaho), and is an Army veteran of the Vietnam war. As of December 2, 2024, Mr. LaPointe owned 2,000,000 shares of common stock in BlackStar Enterprise Group, Inc.

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EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Executive compensation during the years ended December 31, 2023, 2022, and 2021 was as follows:

Name & Position	Year	Contract Payments ($) (See Footnotes)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Joseph E. Kurczodyna, CEO, CFO (4)	2023	0	0	0	0	0	0	$128,000	(5)	$128,000	(5)
	2022	0	0	0	0	0	0	$294,401	(3)	$294,401	(3)
	2021	0	0	0	0	0	0	$344,642	(1)	$344,642	(1)

John Noble Harris, CEO (2)	2022	0	0	0	0	0	0	$294,401	(3)	$294,401	(3)
	2021	0	0	0	0	0	0	$344,642	(1)	$344,642	(1)

All Current Executive Officers	2023	0	0	0	0	0	0	$128,000	(5)	$128,000	(5)

______________

(1)	Management collectively, through IHG, was paid consulting fees of $344,642 for the year ended December 31, 2021.
(2)	Mr. Harris resigned as an officer and director effective November 22, 2022. Mr. Kurczodyna was appointed CEO on the same date.
(3)	Management collectively, through IHG, was paid consulting fees of $294,401 for the year ended December 31, 2022.
(4)	Mr. Harris resigned as an officer and director effective November 22, 2022. Mr. Kurczodyna was appointed CEO on the same date.
(5)	Management collectively, through IHG, was paid consulting fees of $128,000 for the year ended December 31, 2023.

Management fees as of December 31, 2023 and September 30, 2024

IHG, controlling shareholder of the Company, provides management consulting services to the Company. There is no formal written agreement that defines the compensation to be paid. For the year ended December 31, 2023, the Company recorded related party management fees of $128,000. For the nine months ended September 30, 2024 and 2023, the Company recorded related party management fees of $106,025 and $87,250, respectively.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

There are no employment contracts, compensatory plans or arrangements, including payments to be received from us, with respect to any of our directors or executive officers which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with us. These agreements do not provide for payments to be made as a result of any change in control of us, or a change in the person’s

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responsibilities following such a change in control. Our Company entered into a Management Consulting Agreement with our parent company, IHG, on December 1, 2017. The agreement is attached as Exhibit 10.1 to the Amend. No. 1 to the Form 10-K for the year ended December 31, 2017. The term of the agreement is until terminated with 30 days prior notice. We agreed to pay IHG $25,000 for services occurring in 2017, payable as cash, stock, or both upon mutual agreement. We will limit expenses of IHG pursuant to the allocations made in the budget, and all reasonable pre-approved out-of-pocket expenses actually incurred by IHG on behalf of the Company will be reimbursed. IHG agreed to assist the Company in all filings necessary to be a fully reporting public company, assist the Company in public relations, evaluate candidates for the portfolio of companies in merchant banking, establish new contacts for the Company and develop proposals and deals to capture revenues, and assist the Company in their capital funding strategy. IHG have continued to consult for the Company and for their services, they have been paid $128,000 and $294,401 for the years ended December 31, 2023 and 2022, respectively.

Compensation Committee Interlocks and Insider Participation

Our board of directors in our entirety acts as the compensation committee for BlackStar Enterprise Group, Inc.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the “Summary Executives’ Compensation Table” during the years ended December 31, 2023, 2022, and 2021.

Name	Year	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Joseph E. Kurczodyna,	2023	0	0	0	0	0	0	$0
Director	2022	0	0	0	0	0	0	$0
	2021	0	0	0	0	0	0	$0

Robert LaPointe, Jr. Director (1)	2023	0	0	0	0	0	0	$0
	2022	0	0	0	0	0	0	$0

John Noble Harris,	2022	0	0	0	0	0	0	$0
Director (2)	2021	0	0	0	0	0	0	$0

All Current Directors	2023	0	0	0	0	0	0	$0

 _______

(1)	Mr. LaPointe was elected director effective November 22, 2022. During the nine months ended September 30, 2024, the Company issued 2,000,000 shares of common stock to Mr. LaPointe for services, valued at $800.
(2)	Mr. Harris resigned as an officer and director effective November 22, 2022.

The term of office for each Director is one (1) year, or until his/her successor is elected at our annual meeting and qualified. The term of office for each of our Officers is at the pleasure of the Board of Directors.

The Board of Directors has no nominating, auditing committee or compensation committee. Therefore, the selection of person or election to the Board of Directors was neither independently made nor negotiated at arm’s length.

At this time, our Directors do not receive cash compensation for serving as members of our Board of Directors. On July 1, 2023, the Board of Directors approved a plan for the issuance of shares of the Company’s common stock as follows: 1,000,000 shares each to Directors of the Company; 2,000,000 shares each to new officers of the Company; 1,000,000 shares each to new advisors of the Company. The Board authorized, as of July 1, 2023, the issuance of an aggregate 8,000,000 shares of its common stock under the approved plan to four individuals, valued at $3,200 ($0.0004 per share), based on the trading price of the Company’s common stock as of the date of grant. As of September 30, 2024, the Company issued an aggregate 17,000,000 shares of its common stock to directors and advisors for services, valued at $18,500, of which $3,200 was charged to operations for the year ended December 31, 2023.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock and options, warrants and convertible securities that are currently exercisable or convertible within 60 days of the date of this document into shares of our common stock are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information below is based on the number of shares of our common stock that we believe was beneficially owned by each person or entity as of September 30, 2024.

OFFICERS AND DIRECTORS

Title of Class	Name of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class Outstanding (2)(4)(5)	Number of Shares & Warrants if fully exercised	Percent of Class including Warrants
Common Stock	Joseph E. Kurczodyna, Chief Executive Officer, Chief Financial Officer and Director (3)(4)	9,119,369	0.49%	9,119,369	0.49%

Class A Preferred Convertible Stock	Joseph E. Kurczodyna, Chief Executive Officer, Chief Financial Officer and Director (3)(4)	1,000,000	100%	N/A	N/A

Common Stock	Robert LaPointe, Jr., Director (7)	2,342,593	0.13%	2,342,593	0.13%

Common Shares	All Directors and Executive Officers as a Group (2 persons)	11,461,962	0.62%	11,461,962	0.62%

Preferred Shares	All Directors and Executive Officers as a Group (2 persons)	1,000,000	100%	N/A	N/A

 ________________

(1)	The address of each person listed above, unless otherwise indicated, is c/o BlackStar Enterprise Group, Inc., 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303.

(2)	Based upon 1,854,894,873 common shares issued and outstanding on a fully diluted basis. (Does not include conversion rights of Class A Preferred Super Majority Voting Convertible Stock held by International Hedge Group, Inc., or any shares reserved under convertible notes).

(3)	Mr. Kurczodyna and the estate of Mr. Harris are an individual and an estate owning and/or controlling International Hedge Group, Inc. and deemed beneficial owners. Mr. Harris passed away on December 15, 2022.

(4)	International Hedge Group, Inc. (“IHG”), the estate of Mr. Harris, and Mr. Kurczodyna are shown collectively as each own significant IHG common shares. IHG also controls voting of the BlackStar Class A Super Majority Voting Preferred stock which votes 60% of the common at all times. Mr. Kurczodyna additionally has control of IHG through IHG Class A Super Majority Voting Preferred shares.

(5)

Including other affiliate companies of Mr. Kurczodyna. Mr. Kurczodyna owns 2,884,445 shares personally and 1,442,222 through an affiliated company, for a total of 4,326,667 (0.23%), not including ownership in IHG. Mr. Kurczodyna additionally has control of IHG through IHG Class A Super Majority Voting Preferred shares.

(6)	Mr. Harris resigned as an officer and director of the Company as of November 22, 2022.
(7)	Mr. LaPointe was elected director of the Company effective November 22, 2022.

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GREATER THAN 5% STOCKHOLDERS

Title of Class	Name of Beneficial Owner (1)	Amount and Nature of Beneficial Owner	Percent of Class Outstanding (2)(4)(5)	Number of Shares & Warrants if fully exercised	Percent of Class including Warrants
Common Stock	International Hedge Group, Inc. (4)	4,792,702	0.26%	4,792,702	0.26%
Class A Preferred Convertible Stock	International Hedge Group, Inc. (4)	1,000,000	100%	N/A	N/A
Common Stock	Estate of John Noble Harris, Former Chief Executive Officer and Director (3)(4)(6)	9,119,369	0.49%	9,119,369	0.49%
Class A Preferred Convertible Stock	Estate of John Noble Harris, Former Chief Executive Officer and Director (3)(4)(6)	1,000,000	100%	N/A	N/A
Common Stock	Joseph E. Kurczodyna, Chief Executive Officer, Chief Financial Officer and Director (3)(4)	9,119,369	0.49%	9,119,369	0.49%
Class A Preferred Convertible Stock	Joseph E. Kurczodyna, Chief Executive Officer, Chief Financial Officer and Director (3)(4)	1,000,000	100%	N/A	N/A
Total Common		13,446,036	0.72%	13,446,036	0.72%
Total Class A Preferred Convertible Stock		1,000,000	100%	1,000,000	100%

 _________________

(1)	The address of each person listed above, unless otherwise indicated, is c/o BlackStar Enterprise Group, Inc., 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303.

(2)	Based upon 1,854,894,873 shares issued and outstanding on a fully diluted basis. (Does not include conversion rights of Class A Preferred Super Majority Voting Convertible Stock held by International Hedge Group, Inc., or any shares reserved under convertible notes).

(3)	The estate of Mr. Harris and Mr. Kurczodyna are an entity and individual owning and controlling International Hedge Group, Inc. and deemed beneficial owners. Mr. Harris passed away on December 15, 2022.

(4)	International Hedge Group, Inc. (“IHG”), the estate of Mr. Harris, and Mr. Kurczodyna are shown collectively as they jointly own IHG. IHG also controls voting of the BlackStar Class A Super Majority Voting Preferred stock which votes 60% of the common at all times. Mr. Kurczodyna additionally has control of IHG through IHG Class A Super Majority Voting Preferred shares.

(5)	Including other affiliate companies of the estate of Mr. Harris and Mr. Kurczodyna. The estate of Mr. Harris owns 2,884,445 shares and 1,442,222 through an affiliated company, for a total of 4,326,667 (0.23%), not including ownership in IHG. Mr. Kurczodyna owns 2,884,445 shares personally and 1,442,222 through an affiliated company, for a total of 4,326,667 (0.23%), not including ownership in IHG. Mr. Kurczodyna additionally has control of IHG through IHG Class A Super Majority Voting Preferred shares.

(6)	Mr. Harris resigned as an officer and director of the Company as of November 22, 2022.

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Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that we believe have a reasonable likelihood of being “in the money” within the next sixty days. Please note that all convertible notes outstanding contain provisions prohibiting the holders from converting if their ownership would become greater than 4.99%.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires that the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(s) forms they file.

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock by each person who, at any time during the 2023 fiscal year and through the date of this filing, was a director, officer, or beneficial owner of more than 10% of our common stock, were timely, except as follows:

Robert LaPointe – Form 5 and Schedule 13D/A

Joseph Kurczodyna – Form 5 and Schedule 13D/A

International Hedge Group, Inc. – Form 5 and Schedule 13D/A

SHAREHOLDER PROPOSALS

Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Company a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders. Any such proposal must comply with Rule 14c-8 of Regulation 14C of the proxy rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the Secretary of the Company.

BOARD RECOMMENDATION OF PROPOSALS

The Board of Directors of the Company voted unanimously to implement the Proposed Amendment. The Board of Directors believes that the Amendment will serve the Company’s current business. The Company is not expected to experience any tax consequence as a result of the Amendment.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement has been presented for the consent of the shareholders.

The Company is subject to the filing requirements of the Exchange Act, and in accordance therewith files reports, proxy/information statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “Exchange Act Filings”) with the SEC. Reports and other information filed by the Corporation can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE Washington, D.C, 20549. Copies of such material can be obtained upon written request addressed to the

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Commission, Public Reference Section, 100 F Street, NE Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

We will provide without charge an information statement upon written or oral request of such person by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this information statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Such requests should be directed to Joseph Kurczodyna, CEO, at BlackStar Enterprise Group, Inc., 4450 Arapahoe Ave., Suite 100, Boulder, CO 80303. This includes information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

You should rely only on information contained in or incorporated by reference in this information statement. No persons have been authorized to give any information or to make any representations other than those contained in this information statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

This Information Statement is dated ____________, 2024. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to stockholders does not create any implication to the contrary.

This Information Statement is first being mailed or furnished to stockholders on or about ______________, 2024. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will not reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

By Order of the Board of Directors

BLACKSTAR ENTERPRISE GROUP, INC.

By:

Joseph Kurczodyna,

Chief Executive Officer

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EXHIBIT A

BlackStar Enterprise Group, Inc.

Certificate of Amendment to the Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

BLACKSTAR ENTERPRISE GROUP, INC.

a Delaware Corporation

(pursuant to Section 242 of the Delaware General Corporation Law)

BlackStar Enterprise Group, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“GCL”), through its duly authorized officers and by the authority of the Board of Directors do hereby certify:

FIRST: That in accordance with the provisions of Section 242 of the GCL, the Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation, declaring said amendment to be advisable and directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof. The resolutions setting for the proposed amendment are as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “Fourth” so that, as amended, said Article shall be and read as follows:

“The total number of shares of stock which the Corporation shall have authority to issue is Six Billion Ten Million (6,010,000,000), consisting of Six Billion shares (6,000,000,000) of Common Stock, $.001 par value per share and Ten Million (10,000,000) shares of Preferred Stock, $.001 par value with such classes, rights and privileges as maybe hereafter designated.”

SECOND: That thereafter, pursuant to a resolution of its Board of Directors, in accordance with Section 242 of the GCL, a majority of the Corporation’s stockholders approved and authorized the foregoing amendment (the “Amendment”) by written consent in lieu of a meeting.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the Certificate of Amendment of the Certificate of Incorporation shall be effective on __________, 2025.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to be signed by Joseph Kurczodyna, its duly authorized Chief Executive Officer and Chairman this ___ day of ___________, 2024.

By: ____________________________

Authorized Officer

Title: Chief Executive Officer, Chairman

Name: Joseph Kurczodyna